EARNINGS CALL 3rd QUARTER 2018 October 19, 2018

3rd Quarter 2018 | Financial Highlights • Net income of $111.1 million ($1.05 per share), compared to $104.7 million ($0.99 per share) for Q2 2018, and $82.8 million ($0.79 per share) for Q3 2017 • Effective tax rate of 6.32%, compared to 19.48% for Q2 2018, as management re-assessed its tax planning strategies and made a carryback election • Net interest margin of 4.72%, compared to 4.70% in Q2 2018, and 4.65% in Q3 2017 • Operating efficiency ratio of 41.5%, compared to 42.1% in Q2 2018, and 40.0% in Q3 2017 • Total loans of $16.73 billion, up $595 million from prior quarter and total deposits of $18.91 billion, up $821 million from prior quarter • Nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 0.26%, compared to 0.29% at June 30, 2018, and 0.42% at September 30, 2017 • Net loan charge-offs to average loans outstanding of 0.08%, compared to 0.07% in Q2 2018, and 0.01% in Q3 2017 • Tangible common equity ratio of 10.0% and tangible book value per share, net of tax, of $20.70, compared to 9.9% and $19.78, respectively, at June 30, 2018 2 2

Adjusted Consolidated Financial Results $ in millions, except EPS Q3-18 Non-GAAP Non-recurring and non-operating items As Reported Adjustments As Adjusted during the quarter include the following: Net Interest Income $ 234.0 $ — $ 234.0 (1) Changes related to the Company's Operating Non-Interest Income 12.9 — 12.9 401(k) plan and miscellaneous items (2) Advance contribution to the Net Operating Revenue $ 246.9 $ — $ 246.9 Company's Charitable Foundation Salaries and Employee Benefits (1) (64.8) 1.2 (63.6) (3) Mark-to-market changes on equity Charitable Contributions (2) (8.5) 7.6 (0.9) securities Other Operating Non-Interest Expenses (40.5) — (40.5) (4) Sales of lower yielding fixed income Operating Pre-Provision Net Revenue $ 133.1 $ 8.8 $ 141.9 securities (5) Impact of carryback election Provision for Credit Losses (6.0) — (6.0) Gains on OREO and Other Assets 0.1 — 0.1 Fair Market Value Adjustments (3) (1.2) 1.2 — Investment (Loss) on Sale (4) (7.2) 7.2 — Pre-tax Income $ 118.6 $ 17.2 $ 136.0 Income Tax (5) (7.5) (18.5) (26.0) Net Income $ 111.1 $ (1.3) $ 110.0 Diluted Shares 105.4 — 105.4 Earnings Per Share $ 1.05 $ (0.01) $ 1.04 3 3

Quarterly Consolidated Financial Results $ in millions, except EPS Q3-18 Q3 2018 Highlights As Adjusted Q2-18 Q3-17 • Net Interest Income increased Net Interest Income $ 234.0 $ 224.1 $ 201.6 $9.9 million as a result of loan Operating Non-Interest Income 12.9 14.1 10.1 growth, partially offset by higher Net Operating Revenue $ 246.9 $ 238.2 $ 211.7 rates on deposits and interest Operating Non-Interest Expense (105.0) (102.7) (89.0) expense on borrowings Operating Pre-Provision Net Revenue $ 141.9 $ 135.5 $ 122.7 • Operating Non-Interest Expense Provision for Credit Losses (6.0) (5.0) (5.0) increased $2.3 million primarily Gains on OREO and Other Assets 0.1 0.2 (0.3) from incentive compensation Fair Market Value Adjustments — (0.7) — costs Investment (Loss) Gain on Sale — — 0.3 Pre-tax Income $ 136.0 $ 130.0 $ 117.7 Income Tax (26.0) (25.3) (34.9) Net Income $ 110.0 $ 104.7 $ 82.8 Diluted Shares 105.4 105.4 104.9 Earnings Per Share $ 1.04 $ 0.99 $ 0.79 4 4

Net Interest Drivers $ in billions, unless otherwise indicated Total Investments and Yield Loans and Yield Q3 2018 Highlights • Loan yield increased 9 basis 5.90% 5.81% points due to rising interest rates 5.68% 5.72% 5.59% across most loan types © 3.23% 3.24% 5.62% • Cost of interest-bearing deposits 3.10% 3.15% 3.07% 5.57% increased 15 basis points due to © higher rates across all interest- 2.92% 2.97% $16.7 $14.5 $15.1 $15.6 $16.1 bearing deposit types $3.8 $3.8 $3.7 $3.7 $3.6 • Cost of funds for total deposits and borrowings increased 6 basis points to 0.67% Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 © Adjusted yield includes the effects of the decrease in the tax equivalent adjustment ("TEA") from the Tax Cuts and Jobs Act ("TCJA") Interest Bearing Deposits and Deposits, Borrowings, and Cost of Funds Cost of Liability Funding 0.61% 0.67% 0.38% 0.40% 0.46% $0.4 Investments $0.8 $0.7 $0.5 0.82% 0.97% $0.4 0.53% 0.60% Loans 0.49% $8.0 $7.6 $7.4 $7.5 $7.9 Interest Bearing Deposits Non-Interest Bearing Deposits $9.3 $9.5 $9.9 $10.1 $10.9 $9.3 $9.5 $9.9 $10.1 $10.9 Total Borrowings Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 5 5

Net Interest Income and Accretion $ in millions Net Interest Income, NIM, and Q3 2018 Highlights Average Interest Earnings Assets • NIM increased 2 basis points to 4.72% quarter-over-quarter $234.0 due to favorable impacts of rising short-term interest rates $214.2 $224.1 for securities and loans, partially offset by higher rates on $201.6 $211.0 deposit accounts 4.73% 4.72% 4.65% 4.60% 4.70% © 4.53% 4.61% $18,291 $18,792 $19,144 $19,581 $20,335 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 NIM Net Interest Income Avg Interest Earning Assets © Adjusted NIM includes the effects of the decrease in the TEA from the TCJA Acquired Loan Accretion Scheduled Acquisition Loan Accretion * $3.2 $2.7 $1.5 $0.9 $3.0 $0.2 $0.2 $0.2 $0.2 $4.3 $4.4 $4.2 $2.1 $2.4 $1.9 $1.9 $1.8 $1.7 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 PCI Accretion PCI Rate Accretion Non-PCI Accretion Non-PCI Rate and Credit Accretion 6 Ending rate and credit marks on all acquired loans at 9/30/2018 is $25.9 million * Amounts do not include early loan payoffs 6

Operating Expenses and Efficiency $ in millions Operating Expenses and Efficiency Ratio Q3 2018 Highlights • The operating efficiency ratio decreased from 42.1% in © 42.7% 42.1% 41.0% 41.7% 41.5% Q2 2018 to 41.5% as revenue growth outpaced expense growth 40.0% 40.7% • Operating expenses increased from the prior quarter primarily due to increased incentive compensation costs $89.0 $95.4 $99.4 $102.7 $105.0 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Efficiency Ratio Operating Expenses © Adjusted Efficiency Ratio includes the effects of the decrease in the TEA from the TCJA Breakdown of Operating Expenses Other $16.1 $16.5 $16.0 $15.3 Professional Fees + Data Processing $14.7 $13.5 $13.8 Occupancy + Insurance $11.6 $11.2 $10.6 $10.7 $11.3 $11.1 Compensation $11.0 $10.2 $63.6 $52.7 $57.7 $62.1 $61.8 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 7 7 7

Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and Operating PPNR ROA Net Income and ROA 2.64% 2.57% 2.61% 2.53% 2.51% 2.07% 1.99% 2.02% 1.79% 1.71% $141.9 $135.5 $122.7 $127.8 $127.6 $111.1 $100.9 $104.7 $89.3 $82.8 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 8 8

Consolidated Balance Sheet $ in millions Q3-18 Q2-18 Q3-17 Q3 2018 Highlights Investments & Cash $ 4,334 $ 4,196 $ 4,424 • Loans increased $595 million Loans 16,733 16,138 14,522 (3.7%) over prior quarter and $2.21 billion (15.2%) over prior year Allowance for Credit Losses (150) (147) (136) • Deposits increased $821 million Other Assets 1,259 1,180 1,112 (4.5%) over prior quarter and $2.00 Total Assets $ 22,176 $ 21,367 $ 19,922 billion (11.9%) over prior year • Shareholders' Equity increased Deposits $ 18,909 $ 18,088 $ 16,905 $97 million over prior quarter and Borrowings 380 454 399 $343 million over prior year as a Other Liabilities 399 434 472 function of Net Income • Tangible Book Value/Share Total Liabilities $ 19,688 $ 18,976 $ 17,776 increased $0.92 over prior quarter Shareholders' Equity 2,488 2,391 2,146 and $3.17 (18.1%) over prior year Total Liabilities and Equity $ 22,176 $ 21,367 $ 19,922 Tangible Book Value Per Share $ 20.70 $ 19.78 $ 17.53 9 9

5 Quarter Loan Growth and Portfolio Composition $ in millions $2.21 Billion Year Over Year Growth Highlights $14,522 $15,094 $15,560 $16,138 $16,733 Quarter-over-quarter loan growth +532 +572 +466 +578 +595 driven by (in millions): Residential & Consumer $ 296 $896 5.4% C&I 209 $600 $469 Construction & Land 129 $475 $428 2.9% $1,978 $2,108 12.6% $1,632 $1,957 Year-over-year loan growth across all Residential & $1,666 11.5% loan types (in millions): Consumer C&I $ 750 $4,011 $3,953 23.6% $3,904 $3,925 Residential & Consumer 468 Construction & $3,628 25.0% Land Construction & Land 441 $2,288 13.7% CRE, Non-OO 325 CRE, Non-Owner $2,271 $2,062 14.2% $2,242 $2,265 CRE, OO 226 Occupied CRE, Owner Occupied $7,488 44.7% $6,738 46.4% $6,841 $6,944 $7,278 Commercial & Industrial Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 10 10

5 Quarter Deposit Growth and Composition $ in millions $2.00 Billion Year Over Year Growth Highlights $16,905 $16,973 $17,355 $18,088 $18,909 Quarter-over-quarter deposit growth +874 +68 +382 +733 +821 driven by (in millions): Savings and MMDA $ 590 $1,857 9.8% Interest Bearing DDA 114 $1,806 $1,590 9.4% $1,622 $1,762 CDs Year-over-year deposit growth across all deposit types (in millions): Savings and $7,059 Savings and MMDA $ 759 $6,469 37.3% MMDA Interest-Bearing DDA 572 $6,300 37.3% $6,331 $6,315 Non-Interest Bearing DDA 406 Interest Bearing CDs 267 DDA $1,865 $1,978 10.5% $1,776 Non-Interest $1,406 8.3% $1,586 Bearing DDA $7,609 45.0% $7,434 $7,502 $7,948 $8,015 42.4% Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 11 11

Adversely Graded Loans and Non-Performing Assets * $ in millions $406 $379 $368 $355 $358 $200 $150 $124 $155 $185 Adversely Graded 2.12% Loans 1.85% 1.92% 1.83% 1.70% $122 $177 $128 $127 $156 $55 $44 0.42% 0.36% 0.33% NPAs $37 $34 $37 0.29% 0.26% $29 $28 $30 $28 $20 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Special Mention Loans Non-Performing Loans Adversely Graded Assets to Total Assets Classified Accruing Loans OREO NPAs to Total Assets Accruing TDRs total $42.6 million as of 9/30/2018 * Amounts are net of total PCI credit and interest rate discounts of $8.3 million as of 9/30/2018 12 12

Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs, Recoveries and Rate ALLL and ALLL to Organic Loans Ratio $145 $147 $150 $136 $140 $4.8 $3.2 $2.3 $3.6 $3.9 1.06% 1.03% 1.02% $(2.8) $(2.2) 0.99% 0.97% $(0.9) $(1.3) $(1.7) Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Gross Charge-Offs Recoveries ALLL ALLL/Total Organic Loans Provision for Credit Losses Credit Discounts and CD to Acquired Loans Ratio $32.8 $27.0 $23.1 $6.0 $6.0 $19.7 $5.0 $5.0 $5.0 2.02% $17.2 1.86% 1.73% 1.50% 1.40% Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Provision for Credit Losses Credit Discounts CD/Acquired Loans 13 13

Capital Capital Ratios ROTCE and TBV/Share 20.5% 20.4% 20.6% 13.5% 13.3% 13.3% 13.4% 18.8% 13.2% 18.2% 11.0% 10.8% 10.5% $20.70 10.4% 10.4% 10.9% 10.7% $19.78 10.5% $18.86 10.1% 10.3% $18.31 10.0% $17.53 9.8% 9.9% 9.6% 9.4% Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Total Capital Common Equity Tier 1 TBV/Share ROTCE Tier 1 Leverage Tangible Common Equity 14 14

Management Outlook • Financial Position • Margin • Operating Leverage • Asset Quality 15 15

Questions and Answers 16

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press release as of and for the quarter ended September 30, 2018. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 17 17 17